UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          July 13, 1998
         -----------------------------------------------
        Date of Report (Date of earliest event reported)


                           CANMAX INC.
      -----------------------------------------------------
      Exact Name of Registrant as Specified in its Charter)


     Wyoming              0-22636              75-2461665
----------------        ------------       ------------------
(State or Other         (Commission           IRS Employer
Jurisdiction of         File Number)       Identification No.)
Incorporation)


150 West Carpenter Freeway,
Irving, Texas                                         75039
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)


                         (972) 541-1600
       ---------------------------------------------------
      (Registrant's Telephone Number, Including Area Code)


                  ----------------------------
  (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  By letter dated July 13, 1998, Ernst & Young LLP
("E&Y") resigned as the independent accountants of Canmax Inc.
(the "Registrant").

     E&Y's reports for either of the Registrant's fiscal years ended October 31, 1997 and October 31, 1996 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the resignation of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its report.

     During Registrant's two most recent fiscal years and the subsequent interim periods preceding the resignation of E&Y, E&Y did not advise the Registrant (i) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist; (ii) that information had come to E&Y's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;
(iii) of the need to expand significantly the scope of its audits or that information had come to E&Y's attention that if further investigated may have (A) materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering such fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may have prevented it from rending an unqualified audit report on those financial statements), or (B) caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and due to E&Y's resignation (due to audit scope limitations or otherwise) or for any other reason, E&Y did not so expand the scope of its audit or conduct such further investigation; or (iv) that information had come to E&Y's attention that it had concluded materially impacted the fairness or reliability of either (A) previously issued audit reports or the underlying financial statements, or (B) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to E&Y's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to E&Y's resignation, the issue was not resolved to E&Y's satisfaction prior to its resignation.

     The Registrant has provided E&Y with a copy of the disclosure it is making in this Item 4. E&Y has furnished the Registrant with a letter addressed to the Commission stating that it agrees with the statements made by the Registrant in this Item
4.  The Registrant has filed a copy of E&Y's letter as Exhibit
16.1 to this Report.

     (b) On July 15, 1998, the Registrant engaged King, Griffin & Adamson P.C. ("KG&A") as its independent principal accountants to audit its financial statements for the fiscal year ending October 31, 1998. Neither the Registrant nor anyone on its behalf has consulted KG&A prior to July 15, 1998 regarding either
(a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report was provided to Registrant or oral advice was provided that KG&A concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement with E&Y or any event that would otherwise be reportable arising from the Registrant's prior relationship with E&Y.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

    (c)  EXHIBITS.

         Exhibit No.     Document Description
         -----------     --------------------

           16.1          Letter from Ernst & Young LLP*





--------------
*    Filed herewith

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CANMAX INC.


DATE:  July 17, 1998      By:  /s/ Roger D. Bryant
                             -----------------------------
                             Roger D. Bryant
                             President and Chief Executive
                             Officer

                        INDEX TO EXHIBITS
                        -----------------


         Exhibit No.     Document Description
         -----------     --------------------

           16.1          Letter from Ernst & Young LLP*





--------------
*    Filed herewith